                                                                   EXHIBIT 10.54
                                                                   -------------

             [LETTERHEAD OF BOSTON FINANCIAL & EQUITY CORPORATION]


March 27, 1997

Mr. David Rodrigue
Chief Financial Officer
POSITRON CORPORATION
16350 Park Ten Place
Houston, Tx 77084

       RE: EXTENDED AGREEMENT BETWEEN POSITRON CORPORATION ("POSITRON")
                                     AND
                BOSTON FINANCIAL & EQUITY CORPORATION ("BF&EC")

Dear David:

In response to your request, we are pleased to have the opportunity to extend the original terms of the Revolving Financing Agreement dated February 9, 1996 ("Loan Agreement") until April 30, 1997.

This Agreement will continue the previously executed extension, as amended herein, between BF&EC and Positron dated February 9, 1997.

The extension of the agreement between POSITRON AND Boston Financial & Equity Corporation ("BF&EC") will have the following conditions:

EXTENSION TERM:     Until 5:00 P.M. EDT Wednesday April 30, 1997.
--------------

LOAN AMOUNT:        A discretionary demand revolving line of credit of up to
-----------
                    $1,000,000 of eligible accounts receivable, as defined in original Loan Agreement.

INTEREST:           .000378 per day on average Accounts Receivable loan.
--------

COLLATERAL:         First position on all assets, except where noted in original
----------
                    ageement dated 2/9/96 and Inter-Creditor Agreement dated
                    11/12/96

LENDING LIMIT:      As defined in original Loan Agreement.
-------------

MINIMUM PAYMENT:    A minimum payment of Fifteen (15) Thousand Dollars ($15,000)
---------------
                    for the extension term.

SUBORDINATION:      BF&EC, Uro-Tech, Ltd. ("UT") and Profutures Bridge Capital
-------------
                    Fund, LP. ("Profutures") will maintain their relative positions as established by the Inter-Creditor agreement dated November 12, 1996.

                                                                  Continued ....

             [LETTERHEAD OF BOSTON FINANCIAL & EQUITY CORPORATION]


Page Two

Mr. David Rodrigue
POSITRON CORPORATION
March 27, 1997


If the foregoing is acceptable to POSITRON, please respond by signing this extension letter in the space provided below.

If a signed copy of this proposal is not received by BF&EC by 5:00 p.m. Friday, March 28, 1997, the current loan balance plus interest will become due and payable in full on March 31, 1997.

Please call with any questions or comments.

Thanks you for the opportunity to be of continuing service to POSITRON.


                                   Sincerely,
                                   Boston Financial & Equity Corporation

                                   /s/ James L. Beauregard
                                   James L. Beauregard
                                   Executive Vice President


AGREED AND ACCEPTED:                              AGREED AND ACCEPTED:

POSITRON CORPORATION                              URO-TECH, LTD.

By:/s/ David Rodrigue                             By: Uro-Tech Management Corp.,
   ---------------------------
                                                      General Partner
Title:    CFO
      ------------------------

Date:_________________________                    BY:__________________________
                                                     Authorized Officer

                                                  Title:________________________